UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Prudential Investment Portfolios 18
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PGIM INVESTMENTS LLC

655 BROAD STREET, 18TH FLOOR NEWARK, NJ 07102

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SCAN TO

VIEW MATERIALS &VOTE

To vote by Internet

1)Read the Proxy Statement and have the proxy card below at hand.

2)Go to website www.proxyvote.com or scan the QR

Barcode above

3)Follow the instructions provided on website.

4)To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy. com/PGIMJENNISONFOCUSFUND/broadridgevsm/

To vote by Telephone

1)Read the Proxy Statement and have the proxy card below at hand.

2)Call 1-800-690-6903

3)Follow the instructions.

To vote by Mail

1)Read the Proxy Statement.

2)Check the appropriate box on the proxy card below.

3)Sign and date the proxy card.

4)Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not have to mail your proxy.

D29610-S16069	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of Prudential Investment Portfolios 18 recommends voting FOR the Proposal.

1.To approve a Plan of Reorganization whereby all of the assets and liabilities of PGIM Jennison 20/20 Focus Fund, a series of Prudential Investment Portfolios 18, will be transferred to, and assumed by, PGIM Jennison Focused Growth Fund, a series of Prudential Investment Portfolios 3, in exchange for shares of PGIM Jennison Focused Growth Fund and the cancellation of all of the shares of PGIM Jennison 20/20 Focus Fund, and PGIM Jennison 20/20 Focus Fund will be dissolved.

For Against Abstain

If this proxy card is signed and returned with no choices indicated, the shares will be voted for the proposal.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement, Annual Report, Semi Annual Report, Q&A and Statutory Prospectus are available at

www.pgiminvestments.com/fundupdates.

D29611-S16069

PRUDENTIAL INVESTMENT PORTFOLIOS 18

PGIM Jennison 20/20 Focus Fund

655 Broad St, Newark, New Jersey 07102-4077

SPECIAL MEETING OF SHAREHOLDERS — April 13, 2021

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PRUDENTIAL INVESTMENT PORTFOLIOS 18 ("PIP 18") WITH RESPECT TO PGIM JENNISON 20/20 FOCUS FUND (THE "20/20 FOCUS FUND"), A SERIES OF PIP 18. The undersigned hereby appoints Claudia DiGiacomo, Patrick McGuinness, Debra Rubano, and Diana Huffman as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of beneficial interest of the 20/20 Focus Fund held of record by the undersigned on January 13, 2021, at the Meeting to be held on April 13, 2021 or any postponement or adjournment thereof. To register to attend the virtual meeting go to https://www.viewproxy.com/PGIMJENNISONFOCUSFUND/broadridgevsm/.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE REFER TO THE PROXY STATEMENT DATED JANUARY 21, 2021 FOR DISCUSSION OF THE PROPOSAL. THE PROXY STATEMENT IS AVAILABLE ON THE 20/20 FOCUS FUND'S WEBSITE AT www.pgiminvestments.com/fundupdates.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

This voting card is valid only when signed and dated. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or postponement or adjournment of the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.